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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 24, 1997

                           Transworld HealthCare, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)



         1-11570                                        13-3098275
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(Commission File Number)                    (I.R.S. Employer Identification No.)


            555 Madison Avenue, New York, New York            10022
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           (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (212) 750-0064



          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

                  The required financial statements are not included in this filing. Transworld will file such required statements within the time period required by the rules and regulations of the Securities and Exchange Commission.

         (b)      Pro Forma Financial Information.

                  The required pro forma financials are not included in this filing. Transworld will file such required pro forma statements within the time period required by the rules and regulations of the Securities and Exchange Commission.

         (c)      Exhibits.

                  Recommended Cash Offer by Henry Cooke Corporate Finance Ltd. on behalf of Transworld Healthcare (UK) Limited, a subsidiary of Transworld HealthCare, Inc. for Omnicare plc is filed as
                  Exhibit 2.1 hereto.



                  Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Transworld HealthCare, Inc.
                                                        (Registrant)


Date:  July 2, 1997                         By: /s/ WAYNE A. PALLADINO
                                                ------------------------
                                                    Wayne A. Palladino
                                                    Senior Vice President and
                                                     Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit No.              Description

  2.1                    Recommended Cash Offer by Henry Cooke
                         Corporate Finance Ltd. on behalf of Transworld Healthcare (UK) Limited, a subsidiary of Transworld Healthcare, Inc. for Omnicare plc is filed as Exhibit 2.1 hereto.